Exhibit 99.3

CHASE CORPORATION

SCHEDULE OF ASSETS ACQUIRED AND

LIABILITIES ASSUMED OF ZAPPA-TEC LEGACY

AS OF DECEMBER 31, 2017

CHASE CORPORATION

SCHEDULE OF ASSETS ACQUIRED AND

LIABILITIES ASSUMED OF ZAPPA-TEC LEGACY

AS OF DECEMBER 31, 2017

TABLE OF CONTENTS

Page

Independent Auditor’s Report	1-2

Schedule of Assets Acquired and Liabilities Assumed	3

Notes to the Schedule of Assets Acquired and Liabilities Assumed	4-6

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Chase Corporation

Westwood, MA

We have audited the accompanying Schedule of Assets Acquired and Liabilities Assumed of Zappa-Tec Legacy as of December 31, 2017 and the related notes.

Management’s Responsibility for the Financial Information

Management is responsible for the preparation and fair presentation of this schedule in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the schedule that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the schedule based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule is free from material misstatement.

An audit involves performing procedures to  obtain audit  evidence about  the amounts  and  disclosures  in the schedule.  The procedures  selected depend  on the auditor's  judgment,  including  the assessment of the risks of material misstatement of the schedule, whether due to fraud  or  error. In  making  those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the schedule in order to design audit procedures that are appropriate  in  the  circumstances, but not for the purpose of expressing an opinion on the effectiveness of the  entity's internal control. Accordingly,  we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies  used  and  the  reasonableness  of  significant  accounting estimates made by management, as well as evaluating the overall presentation of the schedule.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

730 13th Avenue Drive SE ♦  Hickory, NC 28602 ♦  828-327-2727 ♦  Fax 828-328-2324 13 South Center Street ♦  Taylorsville, NC 28681 ♦  828-632-9025 ♦  Fax 828-632-9085

PO Box 5729 ♦  Statesville, NC 28687 ♦  1710 Wilkesboro Hwy ♦  Statesville, NC 28625 ♦  704-872-8923 ♦  Fax 704-872-4982

800-948-0585 ♦  www.martinstarnes.com

Opinion

In our opinion, the Schedule of Assets Acquired and Liabilities Assumed referred to above presents fairly, in all material respects, the assets acquired and the liabilities assumed of Zappa-Tec Legacy as of December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Martin Starnes & Associates, CPAs, P.A. Hickory, NC

March 6, 2018

CHASE CORPORATION

SCHEDULE OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

OF ZAPPA-TEC LEGACY

DECEMBER 31, 2017

(In thousands)

Assets Acquired at Fair Value:
Accounts receivable	$2,086
Inventory	3,220
Goodwill and intangible assets	47,447
Total assets acquired	52,753
Liabilities Assumed:
Accounts payable	220
Net assets acquired	$52,533

See accompanying notes to the Schedule of Assets Acquired and Liabilities Assumed.

CHASE CORPORATION

SCHEDULE OF ASSETS ACQUIRED

AND LIABILITIES ASSUMED OF ZAPPA-TEC LEGACY

AS OF DECEMBER 31, 2017

(In thousands)

1.	Summary of Significant Accounting Policies

Nature of Business

Zappa-Tec Legacy (the "Company" and as further defined below) is engaged in the processing and sale of water-absorbent polymers.

Trade Accounts Receivable

The Company grants credit to a diverse group of customers who are located worldwide. Generally, the Company does not require collateral on its accounts receivable.

The Company uses the allowance method to account for uncollectible accounts receivable. Accounts receivable are presented net of an allowance for doubtful accounts. An allowance was not considered necessary for accounts receivable at December 31, 2017.

Inventories

Raw materials are stated at the lower of cost (average cost) or market. Finished goods are valued at the lower of standard costs, which approximate actual production costs, or market.

Goodwill and Intangible Assets

Long-lived assets consist of goodwill and identifiable intangible assets. Intangible assets, excluding goodwill, are initially recorded at fair value as of the acquisition date, and amortized over their estimated useful life.

Use of Estimates

The preparation of the statement of assets acquired and liabilities assumed in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

2.    Purchase of Zappa-Tec Legacy by Chase Corporation

On October 1, 2017, Stewart Superabsorbents, LLC (“SSA, LLC”) merged with Zappa-Tec, LLC in exchange for 60% ownership in SSA, LLC. Subsequent to the merger, the combined entity operated under the name Zappa Stewart. Within the newly combined entity, the financial operations related to the Zappa-Tec, LLC business (“Zappa-Tec Legacy”) were tracked separately from the financial operations of legacy SSA, LLC.

CHASE CORPORATION

SCHEDULE OF ASSETS ACQUIRED

AND LIABILITIES ASSUMED OF ZAPPA-TEC LEGACY

AS OF DECEMBER 31, 2017

(In thousands)

On December 29, 2017, Chase Corporation (“Chase”) entered into a Membership Interest and Stock Purchase Agreement by and among Chase, The Stewart Group Limited, Explortec, Inc., Zappa-Tec, LLC, SSA, LLC, Stewart SA, Inc. and William Morris, in his capacity as seller representative, to acquire SSA, LLC (inclusive of the Zappa-Tec Legacy operations). This transaction closed on December 31, 2017.

Basis of Presentation

Separate audited financial statements of Zappa-Tec, LLC have not been prepared and (prior to its merger with SSA, LLC in October 2017) complete financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) had not been maintained. Audited financial statements for Zappa-Tec, LLC could not be prepared without unreasonable effort and expense. In accordance with a request for relief granted by the staff of the Securities and Exchange Commission (the “SEC”), this audited statement of assets acquired and liabilities assumed is provided in lieu of certain historical financial information of the SSA, LLC acquisition required by Rule 3-05 of Regulation S-X. The statement of assets acquired and liabilities assumed as of December 31, 2017 was prepared based on the preliminary purchase price allocation Chase will use to record the portion of the acquisition of SSA, LLC attributable to Zappa-Tec Legacy in Chase’s financial statements and are in accordance with GAAP.

Accounting for Acquisitions

Chase assigns the value of the consideration transferred to acquire a business to the tangible assets and identifiable intangible assets acquired, and liabilities assumed on the basis of their fair values at the date of acquisition. Chase assesses the fair value of assets, including intangible assets, using a variety of methods, and each asset is measured at fair value from the perspective of a market participant. The method used to estimate the fair values of intangible assets incorporates significant assumptions regarding the estimates a market participant would make in order to evaluate an asset, including a market participant’s use of the asset and the appropriate discount rates for a market participant. Assets recorded from the perspective of a market participant that are determined to not have economic use for us are expensed immediately. Any excess purchase price over the fair value of the net tangible and intangible assets acquired is allocated to goodwill. Transaction costs and restructuring costs associated with a transaction to acquire a business are expensed as incurred.

3.    Inventories

Inventories consist of the following:

2017
Raw materials	$962
Finished goods	2,258
Total inventory	$3,220

CHASE CORPORATION

SCHEDULE OF ASSETS ACQUIRED

AND LIABILITIES ASSUMED OF ZAPPA-TEC LEGACY

AS OF DECEMBER 31, 2017

(In thousands)

4.    Goodwill and Intangible Assets

Goodwill and intangible assets consist of the following:

	Amount	Useful Life
Identifiable Intangible Assets:
Trade name	$400	4 years
Technology	900	7 years
Customer relationships	17,600	7 years
Total identifiable intangible assets	18,900
Goodwill	28,547
Total goodwill and intangible assets	$47,447

5.    Accounts Payable

Accounts payable consists primarily of trade-related accounts payable owed to third parties.

6.    Subsequent Events

The Company has evaluated its subsequent events (events occurring after December 31, 2017) through March 6, 2018, which represents the date on which the financial statements were available to be issued.